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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference of (i) our reports dated February 11, 1997, with respect to the (a) consolidated financial statements, schedules and supplementary information of Time Warner Inc. ('Time Warner') and
(b) consolidated financial statements and schedule of Time Warner Entertainment Company, L.P. ('TWE') included in this Annual Report on Form 10-K for the year ended December 31, 1996, and (ii) our report dated March 3, 1995, with respect to the combined financial statements of the Time Warner Service Partnerships included in TWE's Annual Report on Form 10-K for the year ended December 31, 1994, in each of the following:

          1. Registration Statement No. 333-11471 on Form S-4;

          2. Post-Effective Amendment No. 1 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8;

          3. Post-Effective Amendment No. 2 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8;

          4. Post-Effective Amendment No. 3 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8;

          5. Post-Effective Amendment No. 4 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8;

          6. Post-Effective Amendment No. 5 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8;

          7. Post-Effective Amendment No. 1 to Registration Statement No. 333-14053 on Form S-8;

          8. Registration Statement No. 333-14611 on Form S-3;

          9. Registration Statement No. 333-17171 on Form S-3 (and Registration Statement No. 333-17171-01 of Time Warner Companies, Inc. as to which the prospectus also relates to post-effective amendment to Registration Statement No. 33-50237 of Time Warner Companies, Inc.);

          10. Registration Statement No. 33-61497 on Form S-8 of Time Warner Companies, Inc.

                                          ERNST & YOUNG LLP

New York, New York
March 21, 1997

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